                       ----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                November 30, 2001


                        Annaly Mortgage Management, Inc.
                ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                   Maryland                           1-13447                    22-3479661
      ---------------------------                    ---------                  --------------
      (State or Other Jurisdiction                   (Commission                (I.R.S. Employer
           Of Incorporation)                        File Number)              Identification No.)



    12 East 41st Street, Suite 700
          New York, New York                                                          10017
          ------------------                                                      --------------
    (Address of Principal Executive                                                 (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

         Director Resignation.

         On November 30, 2001, Annaly Mortgage Management, Inc. (the "Company") announced that Timothy J. Guba will resign as President, Chief Operating Officer and a member of the Company's Board of Directors effective December 31, 2001.

         The Company incorporates by reference herein the matters announced in the Company's press release, dated November 30, 2001, relating to such resignation. See Exhibit 99.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99 Press Release of the Company relating to the resignation of Timothy J. Guba dated November 30, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ANNALY MORTGAGE MANAGEMENT, INC.



                              By: /s/Kathryn Fagan
                                  --------------------------
                                  Name:  Kathryn Fagan
                                  Title: Chief Financial Officer



Dated: December 4, 2001

                                  EXHIBIT INDEX
                                  -------------




Exhibit No.                         Description
-----------                         -----------

99 Press Release of the Company relating to the resignation of Timothy J. Guba dated November 30, 2001.